                                                                    EXHIBIT 99.6

                       CONTROLLING SHAREHOLDER AGREEMENT

          This Controlling Shareholder Agreement (this "Agreement") is made as of December 29, 2000, by and among Emergent Information Technologies, Inc., a California corporation (the "Company"), the purchasers of the Company's Senior Subordinated Notes and Common Stock who are signatories to this Agreement (the "Purchasers"), and Steven S. Myers (the "Common Stockholder").

                                    RECITALS

     A. The Common Stockholder is the owner of the number of shares of the Company's common stock, no par value per share (the "Common Stock") set forth herein.

     B. The Company and the Purchasers are entering into the Note and Stock Purchase Agreement of even date herewith (the "Purchase Agreement") and are acquiring Notes and shares of Common Stock.

     C. In order to induce the Purchasers to enter into the Purchase Agreement, the Company and the Common Stockholder desires to enter into this Agreement with the Purchasers, which pertains to sales of certain securities by the Common Stockholder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Restrictions on Sale.  The Common Stockholder represents and warrants
          --------------------
that he owns beneficially 3,598,029 shares of Common Stock of the Company, excluding shares held by Paula Myers over which Common Stockholder has voting control (such 3,598,029 shares constituting the "Shares") free and clear of all liens and encumbrances, and that his entry into this Agreement does not violate or constitute a default under, any agreement to which he is subject or by which the Shares are bound. The Shares also include any additional shares of Common Stock that the Common Stockholder shall receive by way of stock dividend, stock split or upon the exercise of options. The Common Stockholder agrees that the Shares may not be sold or otherwise transferred for so long as the principal and interest on the Notes has not been paid in full in cash, except as set forth in
Section 3 below.

     2.   Co-Sale Right Among Purchasers and Common Stock Holder ("Tag Along").
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          2.1  General.  After principal and interest on all the Notes has been
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paid in full in cash, and so long as the Purchasers own in the aggregate at least 450,000 shares of Common Stock (as adjusted for stock splits, reverse stock splits, stock dividends and similar transaction), if the Common Stockholder proposes to sell or otherwise transfer any of his Shares, the Common Stockholder shall deliver to the Company and the Purchasers a written notice (the "Notice") stating: (i) the Common Stockholder's bona fide intention to sell or otherwise transfer such Shares (the "Offered Shares"); (ii) the name of each proposed purchaser or other transferee

("Proposed Transferee"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price for which the Common Stockholder proposes to transfer the Offered Shares (the "Offered Price"); and
(v) the estimated closing date of such transfer of such shares, and the Common Stockholder shall offer to the Purchasers the right to participate in such sale or transfer as provided herein.

          2.2  Participation.  Each of the Purchasers may notify the Common
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Stockholder in writing if such Purchaser elects to participate in the proposed transfer of the Offered Shares with the Common Stockholder. Each participating Purchaser shall then have the right to sell, at the same price and on the same terms as the Common Stockholder, an amount of shares equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (assuming conversion of any securities convertible into Common Stock) held by the participating Purchaser and the denominator of which shall be the sum of the number of shares of Common Stock (assuming conversion of any securities convertible into Common Stock) held by the Common Stockholder and all participating Purchasers. To the extent that the Proposed Transferee refuses to purchase shares from the Purchasers, the Common Stockholder shall purchase such shares or other securities from the Purchasers on the same terms and conditions offered by the Proposed Transferee and may then sell such shares to the Proposed Transferee without the need to provide a new Notice.

          2.3  Closing.  The participating Purchasers shall enter into an
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agreement with the Proposed Transferee on terms and conditions identical, to the extent feasible, with the agreement entered into by the Common Stockholder providing representations and warranties and other terms and conditions agreed to by the Common Stockholder.

          2.4  Other Co-Sale Rights.
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               (a)  The Common Stockholder represents that he is obligated under a confidential marital settlement agreement with Paula Myers to provide a notice and rights of co-sale substantially similar to those included in this Section 2 as to shares of Common Stock owned by her. In the event Paula Myers exercises her rights in such a transaction, to the extent the Purchaser is not willing to purchase all of the shares requested to be included, (i) Paula Myers' rights to include her shares in the sale shall be effected, and then (ii) the Purchasers shall have the right to include their shares in the sale based upon the adjusted number of Shares included by the Common Stockholder in such sale. For the sake of clarity, Paula Myers shall have the right to sell shares of Common Stock without any restriction or encumbrance created by this Agreement.

               (b) The Common Stockholder further represents to the Purchasers that Paula Myers has the right to sell for her own account 50,000 shares of Common Stock per quarter under the confidential marital settlement agreement. The Common Stockholder agrees to oppose, and shall not consent to, any amendment to the marital settlement agreement that would result in Paula Myers having the right to sell in excess of 50,000 shares of Common Stock in any quarter (as such number may be adjusted for stock splits, reverse stock splits, stock dividends and similar transactions), without such sales being subject to the restrictions or Section 2.1 and 2.2 of this Agreement.

                                       3       Controlling Shareholder Agreement

     3.   Limitations on Purchasers Rights.
          ---------------------------------

          3.1  Agreement Does Not Apply.  The restrictions on the Common
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Stockholder set forth in Sections 1 and 2 of this Agreement shall not apply where the transfer of securities by a Common Stockholder is:

               (a) to such Common Stockholder's spouse, parents, siblings, children or grandchildren, or other members of the Common Stockholder's immediate or extended family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Common Stockholder or members of the Common Stockholder's immediate or extended family in connection with an estate planning transaction; provided that such transferee agrees in writing to the restrictions herein as to such transferred Shares;

               (b) by operation of law, and after such transfer the restrictions herein shall continue to apply to such transferred Shares;

               (c) by way of bequest; provided that such transferee agrees in writing to the restrictions herein as to such transferred Shares;

               (d)  to a Purchaser;

               (e) by way of bona fide gift not for value; provided that such transferee agrees in writing to the restrictions herein as to such transferred Shares, and provided further that the recipient of a bona fide charitable gift to a tax-exempt organization, so long as the Common Stockholder retains no income or other interest in the Shares donated, need not agree to any restrictions.

               (f) to sales in the public market of up to 25,000 Shares in any quarter (as such number may be equitably adjusted for stock splits, stock dividends, reverse stock splits or similar transactions).

               (g) to sales of shares of Common Stock acquired after the date of this Agreement.

     4.   Obligation to Sell Securities ("Drag Along").   For so long as the
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Purchasers have Tag Along rights hereunder, if the Common Stockholder secures a third-party buyer to which he sells all of the Shares of Common Stock held by him and his permitted transferees and assignees under Section 3 (whether such sale is by way of purchase, merger, or other form of transaction), and such sale would constitute a Change of Control under the Note Purchase Agreement, upon the request of the Common Stockholder, each of the Purchasers shall sell all of the shares of Common Stock then beneficially owned by such Purchaser to such third-party buyer pursuant to substantially the same terms and conditions negotiated by the Common Stockholder for the sale of shares of Common Stock held by the Common Stockholder. Each of the Purchasers agrees to consent to such sale, and to execute such agreements, instruments of transfer, powers of attorney, voting proxies or other documents and instruments as may be necessary to consummate such sale. Each Purchaser further explicitly agrees not to exercise any dissenters' rights or similar appraisal rights in connection with such a sale. Each of the Purchasers further agrees timely to take other actions as the Common Stockholder may reasonably request as necessary in connection with the approval of the consummation of such

                                       4       Controlling Shareholder Agreement
sale, including voting all shares of Common Stock or other voting securities they may hold in favor of such sale. Any "drag along" sale hereunder may only be for cash and freely-tradable common stock of a domestic corporation traded on the New York or American Stock Exchanges or the Nasdaq/NMS stock markets with a minimum average closing trading price of $5.00 per share, on the trading days that are between five (5) and ten (10) trading days prior to the closing date of such Change of Control transaction, and no Purchaser shall be required to make any representations or warranties (other than as to title to the shares to be sold, authority, organization and good standing) nor shall it be subject to any indemnification obligation other than such as may be satisfied by an escrow or holdback applicable to all shareholders of the Company.

     5.   Termination.  This Agreement shall terminate immediately prior to the
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earliest to occur of any one of the following events:

               (a) The liquidation, dissolution or permanent cessation of the business operations of the Company;

               (b) The sale, conveyance or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation where the shareholders of the Company immediately prior to such merger or consolidation own fifty percent (50%) or less of the equity of such corporation (by value), directly or indirectly, after such merger or consolidation due to their ownership of the Company's securities or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is transferred, provided that this Section 5.1(b) shall not apply to a merger effected for the purpose of changing the domicile of the Company.

               (c) At such time as the Purchasers hold fewer than 450,0000 shares of Common Stock (as adjusted for stock splits, reverse stock splits, stock dividends or similar transactions) and the principal and interest owing on the Notes has been paid in full in cash.

     6.   Legends
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          6.1  Certificates.  The Shares are currently held in an account in the
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name of Common Stockholder at Salomon Smith Barney.  Common Stockholder
represents that he has in writing instructed Salomon Smith Barney not to transfer any such Shares except in compliance with the terms of this Agreement. After the closing, all certificates of the Common Stockholder representing any Shares (including any Shares issued upon exercise of options) subject to the provisions of this Agreement shall have promptly endorsed and maintained thereon the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, AN AGREEMENT DATED AS OF DECEMBER 29, 2000 AMONG THE COMPANY, THE HOLDER OF THESE SECURITIES AND CERTAIN OTHER PURCHASERS OF THE COMPANY'S SECURITIES, WHICH INCLUDES CO-SALE RIGHTS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

                                       5       Controlling Shareholder Agreement

          6.2  Stop Order.  The Company will not transfer any of the Shares on
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its books without first ascertaining compliance with all of the applicable provisions of this Agreement with respect to such transfer.

          6.3  Further Assurances.  In recognition of the fact that the Shares
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are not available at the Closing for verification of the legend described in
Section 6.1 above, from time to time following the Closing, Common Stockholder shall execute and deliver, or cause to be executed and delivered, to Purchasers such other instruments as Purchasers may reasonably request or as may be otherwise necessary to more effectively convey and transfer to, and vest in, Purchasers the rights granted herein and to use his best efforts jointly with Purchasers to secure to Purchasers the benefits thereof.

     7.   Successors and Assigns. Except as otherwise provided herein, this
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Agreement and the rights and obligation of the parties hereunder shall inure to the benefit of, and be binding upon, the parties' respective successors, assigns and legal representatives, provided that for this purpose the successors of the Purchasers shall only be those persons who succeed to the rights of the Purchasers under the Registration and Antidilution Rights Agreement, and Common Stockholder may not assign his obligations hereunder except as expressly permitted in Section 3 hereof. The Common Stockholder may require that any such successor of a Purchaser wishing to receive the benefits of this Agreement acknowledge in writing its drag along obligations under Section 4 hereof.

     8.   Amendment.  Except for Section 4, any provision of this Agreement may
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be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the outstanding shares of Common Stock held by the Purchasers. Section 4 may be amended or the observance thereof waived with the written consent of Common Stockholder and the holders of a majority of the outstanding shares of Common Stock held by the Purchasers. No amendment may adversely affect the rights or obligations, or increase the burdens on, the Common Stockholder or any Purchaser without the consent of the Common Stockholder or Purchaser.

     9.   Governing Law.  THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE
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PARTIES ARISING HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS.

     10.  Entire Agreement; Agreement Binding. The Note Documents, and the
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documents referred to herein and therein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and expressly supersede the Commitment Letter executed with respect to the subject matter hereof and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

     11.  Notices, Etc.  Except as otherwise specifically provided herein, all
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notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon confirmation of receipt of telecopy or telegram by the party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, at

                                       6       Controlling Shareholder Agreement
such Purchaser's address as set forth in the Purchase Agreement or at such other address as such Purchaser shall have furnished to the Company in writing in accordance with this Section 11, (b) if to the Common Stockholder, at such address as such Common Stockholder shall have last furnished the Company in writing, or (c) if to the Company, at its principal office.

     12.  Injunctive Relief.  The parties acknowledge that money damages would
          -------------------
be both difficult to calculate and an insufficient remedy for any breach of this Agreement by them and that any such breach would cause the other parties irreparable harm. Accordingly, the parties also agree that in the event of any breach or threatened breach of this Agreement, the non-breaching parties, shall be entitled, in addition to any other remedies at law or in equity they may have, and without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

     13.  Attorneys' Fees.  If any action at law or in equity is necessary to
          ----------------
enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     14.  Severability.  If one or more provisions of this Agreement are held to
          -------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     15.  Delays or Omissions.  No delay or omission to exercise any right,
          --------------------
power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     16.  Waiver of Jury Trial.  Each of the parties hereto waives to the
          ---------------------
fullest extent permitted by law any right it may have to trial by jury in respect of any claim, demand, action or cause of action based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. The parties to this Agreement each hereby agrees that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                                       7       Controlling Shareholder Agreement

     17.  Rules of Construction.  No provision of this Agreement shall be
          ----------------------
construed in favor of or against any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof. References to sections herein include all subsections subsidiary to the section referred to. Section headings herein have been inserted for convenience of reference only, are not a part of this Agreement and shall not be used in construing this Agreement.

     18.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                                       8       Controlling Shareholder Agreement

     The foregoing Controlling Shareholder Agreement is hereby executed effective as of the date first forth above.

Issuer:                                                     Purchaser:
------                                                      ---------
Emergent Information Technologies, Inc.,                    Libra Mezzanine Partners, L.P.,
a California corporation                                    a Delaware limited partnership

By:   /s/ Steven S. Myers                                   By: LFM, LLC, its General Partner
      Steven S. Myers
      Chairman                                              By: Libra Investors, LLC,
                                                                its Managing Member

                                                            By:    /s/ Michael A. Kane
                                                                   Michael A. Kane
                                                                   Managing Director

Purchaser:                                                  Purchaser:
---------                                                   ---------
Libra Capital Partners, L.P.,                               Libra Mezzanine Partners II, L.P.,
a Delaware limited partnership,                             a Delaware limited partnership,

By:   LFE, LLC,                                             By:    LUSB, L.L.C., General Partner
      its general partner
                                                            By:    LIBRA INVESTORS III, L.L.C.,
By:   Libra Investors II, LLC,                                     its Managing Member
      its managing member
                                                            By:    /s/ Michael A. Kane
By:   /s/ James B. Upchurch                                        Michael A. Kane
      James B. Upchurch                                            Managing Director
      President

Purchaser:                                                  Purchaser:
---------                                                   ---------
Libra Mezzanine Partners II-A, L.P.,                        Rocky Mountain Mezzanine Fund II, L.P.,
a Delaware limited partnership,                             a Colorado limited partnership

By:   Libra Investors III-A, LLC,                           By:    Rocky Mountain Capital Partners LLP,
      its general partner                                          its general partner

By:   /s/ Michael A. Kane                                   By:    /s/ Edward C. Brown
      Michael A. Kane                                              Edward C. Brown
      Managing Director                                            Managing Partner

Common Stockholder:

/s/ Steven S. Myers
Steven S. Myers

      Shares:  3,598,029
      Address: _________________________________________
               _________________________________________

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